Exhibit 10.4

CHANGE ORDER FORM

(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)

CHANGE ORDER NUMBER:	005

DATE OF CHANGE ORDER:	May 31, 2007

PURCHASER:	Sabine Pass LNG, L.P.

SOIL CONTRACTOR:	Remedial Construction Services, L.P.

CONTRACT NO.	25279-004-OC2-C000-00001

DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This Change Order No. 005 is issued to incorporate into the Contract the modification made to Contract Exhibit “C”, FORM “A”, FORM A-1, FORM A-5 and FORM A-6 dated May 31, 2007, which supersedes and replace in its entirely the previous version of the same document in the Contract.

Attachments:

1) Contract Exhibit “C”, FORM A, FORM A-1, FORM A-5 and FORM A-6 dated May 31, 2007.

2) CO 05 Attachment for actual cost breakdown for Change Order No. 005.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$3,755,037.40

The Contract Price prior to this Change Order	$32,281,999.68

The Contract Price will be increased <decreased> by this Change Order amount of	$(3,930,641.95)

The New Contract Price including this Change Order will be	$28,351,357.73

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:		Soil Contractor:

Sabine Pass LNG, L.P.		Remedial Construction Services, L.P.
By:	Sabine Pass LNG-GP, Inc., Its general partner

Authorized Signature:	/s/ Carlos Macias	Authorized Signature:	/s/ Steven R. Birdwell

Name:	Carlos Macias	Name:	Steven R. Birdwell

Title:	Dir. Proj. Mgmt	Title:	Managing Partner

Date of Signing:	Jun. 1, 2007	Date of Signing:	6/12/07